                              Aircastle Advisor LLC
                       300 First Stamford Place, 5th Floor
                                Stamford CT 06902

March 8, 2006

David Walton
384 Sound Beach Avenue
Old Greenwich CT 06870

Dear Dave:

     Reference is made to that certain letter agreement, dated February 3, 2005
(the "Letter Agreement"), between you and Aircastle Advisor LLC.

1.   Initial Grant.

     On and as of the date hereof you have executed a Restricted Share Agreement in respect of certain shares of Aircastle Investment Limited. Accordingly, the final two paragraphs under "Annual Discretionary Incentive
     Compensation" are deleted from the Letter Agreement.

2.   Miscellaneous.

     (a)  You confirm receipt of your "Guaranteed 2005 Bonus".

     (b)  Except as expressly set forth herein, the Letter Agreement remains in full force and effect, unchanged.

AIRCASTLE ADVISOR LLC

By:  /s/ Mark Zeidman
    ----------------------------

Accepted and agreed to, this 8th day of March, 2006:

/s/ David Walton
--------------------------------
David Walton